                                                                  Exhibit 10.49d

THE MORTGAGE MODIFIED HEREBY IS AN OPEN-END MORTGAGE AND SECURES FUTURE ADVANCES

(All notices to be given to Mortgagee pursuant to 42 Pa. C.S.A. Section 8143 shall be given as set forth in Section 4.2 of this Mortgage.)

Pennsylvania

Tax Parcel Identification Nos.
        Abington Towne Center
        30-00-49884-00-9

================================================================================

                                                       Date: As of June 30, 2004

                         MORTGAGE MODIFICATION AGREEMENT

                                      FROM

                   RD ABINGTON ASSOCIATES LIMITED PARTNERSHIP,
                         a Delaware limited partnership

                                  ("Mortgagor")

        Address of Mortgagor:    c/o Acadia Realty Trust
                                 20 Soundview Marketplace
                                 Port Washington, New York 11050

                                       TO

                             FLEET NATIONAL BANK, as
            Administrative Agent for Lenders (as hereinafter defined)
          (together with its successors in such capacity, "Mortgagee")

        Address of Mortgagee:    1185 Avenue of the Americas, 16th Floor
                                 New York, New York 10036

                          Mortgage Amount: $45,900,000

================================================================================

                              RECORD AND RETURN TO:
                                Schiff Hardin LLP
                          623 Fifth Avenue, 28th Floor
                            New York, New York 10022
                         Attention: Paul G. Mackey, Esq.

                         MORTGAGE MODIFICATION AGREEMENT

                MORTGAGE MODIFICATION AGREEMENT dated this 30th day of June, 2004 between RD ABINGTON ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership ("Mortgagor") and FLEET NATIONAL BANK, as Administrative Agent ("Mortgagee").

                              W I T N E S S E T H:

                WHEREAS, Mortgagee is now the lawful owner and holder of the note (collectively, the "Original Note") secured by that certain Mortgage, Assignment of Leases and Rents and Security Agreement from Mortgagor to Mortgagee dated as of December 28, 2001 and recorded in the Office of the Suffolk County Clerk, New York on January 14, 2002 in Liber M00020006 at page 819 (the "Original Mortgage");

                WHEREAS, the mortgage amount of the Mortgage prior to the effect of this Mortgage Modification Agreement is $23,000,000;

                WHEREAS, Mortgagee, Mortgagor, RD Branch Associates, L.P. ("Branch Mortgagor"), RD Methuen Associates Limited Partnership ("Methuen Mortgagor"), Heathcote Associates, L.P. ("Gateway Mortgagor") and Acadia Town Line, LLC ("Town Line Mortgagor") have entered into that certain Amended and Restated Term Loan Agreement dated as of the date hereof (the "Amended and Restated Loan Agreement"), which Amended and Restated Loan Agreement consolidates the Original Note with certain other notes and amends, extends and restates the terms thereof in their entirety;

                WHEREAS, the Mortgage is a first priority mortgage encumbering the property described on SCHEDULE A attached hereto and made a part hereof (the "Premises");

                WHEREAS, Mortgagor is the lawful owner of the Premises; and

                WHEREAS, Mortgagee and Mortgagor have agreed to modify the terms of the Mortgage in the manner hereinafter set forth.

                NOW, THEREFORE, in consideration of the premises and the mutual agreements herein expressed, the parties hereto covenant and agree as follows:

                1. As used in the Original Mortgage, the term "Loan Agreement" shall mean the Amended and Restated Loan Agreement, as the same may be modified, amended or supplemented from time to time and the term "Loan Note" shall mean the "Note" as defined in the Amended and Restated Loan Agreement. Capitalized terms used in the Original Mortgage as modified hereby and not otherwise defined shall have the meanings attributed to them in the Amended and Restated Loan Agreement.

                2. The definition of the term "Mortgage Amount" in the Original Mortgage is hereby changed to $45,900,000 such that the principal amount secured by the Original Mortgage as modified hereby is increased to $45,900,000 or so much thereof as is advanced and outstanding pursuant to the terms of the Amended and Restated Loan Agreement.

                3. The original Mortgage, as modified hereby (this "Mortgage"), is an "Open-End Mortgage" as set forth in 42 Pa. C.S.A. Section 8143 and secures obligations up to a maximum amount of principal indebtedness outstanding at any time of $91,800,000, plus accrued and unpaid interest and other sums thereon, including, but not limited to, Additional Interest, advances, whenever made, for the payment of taxes, assessments, maintenance charges, insurance premiums, costs incurred for the protection of the Premises or the lien of this Mortgage, expenses incurred by Mortgagee by reason of any default by Mortgagor under this Mortgage, including, without limitation, legal fees and costs incurred by Mortgagee in connection therewith, and advances for alteration or renovation on the Premises, together with all other sums due hereunder or under the Note or the Loan Agreement and other Loan Documents (as defined in the Loan Agreement) or secured hereby.

                4. Without limiting the effectiveness of each provision of the Original Mortgage, as modified hereby, Section 3.22 of the Original Mortgage is restated below and Mortgagor has set forth its initials immediately below such Section for the purposes of specifically reaffirming the provisions thereof:

                "Section 3.22. CONFESSION OF JUDGMENT. THE FOLLOWING SECTION SETS FORTH WARRANTS OF ATTORNEY FOR ANY ATTORNEY TO CONFESS JUDGMENTS AGAINST MORTGAGOR. IN GRANTING THESE WARRANTS OF ATTORNEY TO CONFESS JUDGMENTS AGAINST MORTGAGOR, MORTGAGOR HEREBY KNOWINGLY, INTENTIONALLY, VOLUNTARILY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS MORTGAGOR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE COMMONWEALTH OF PENNSYLVANIA AND THE UNITED STATES OF AMERICA.

                FOR THE PURPOSES OF OBTAINING POSSESSION OF THE MORTGAGED PROPERTY, OR ANY PORTION(S) THEREOF, AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT, MORTGAGOR HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE, AS ATTORNEY FOR MORTGAGOR AND ALL PERSONS CLAIMING UNDER OR THROUGH MORTGAGOR, BY COMPLAINT OR OTHERWISE, TO APPEAR FOR AND ENTER AND CONFESS JUDGMENT AGAINST MORTGAGOR, AND AGAINST ALL PERSONS CLAIMING UNDER OR THROUGH MORTGAGOR, IN FAVOR OF MORTGAGEE, FOR

        RECOVERY BY MORTGAGEE OF POSSESSION OF THE MORTGAGED PROPERTY, OR ANY PORTION(S) THEREOF, FOR WHICH THIS MORTGAGE, OR A COPY THEREOF VERIFIED BY AFFIDAVIT, SHALL BE A SUFFICIENT WARRANT; AND THEREUPON A WRIT OF POSSESSION MAY IMMEDIATELY ISSUE FOR POSSESSION OF THE MORTGAGED PROPERTY, OR SUCH PORTION(S) THEREOF, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER AND WITHOUT ANY STAY OF EXECUTION. IF FOR ANY REASON AFTER SUCH ACTION HAS BEEN COMMENCED IT SHALL BE DISCONTINUED, OR POSSESSION OF THE MORTGAGED PROPERTY, OR SUCH PORTION(S) THEREOF, SHALL REMAIN IN OR BE RESTORED TO MORTGAGOR, MORTGAGEE SHALL HAVE THE RIGHT FOR THE SAME EVENT OF DEFAULT OR ANY SUBSEQUENT EVENT OF DEFAULT TO BRING ONE OR MORE FURTHER ACTIONS OR ENTER AND CONFESS JUDGMENT ONE OR MORE TIMES AS ABOVE PROVIDED TO RECOVER POSSESSION OF THE MORTGAGED PROPERTY, OR ANY PORTION(S) THEREOF. MORTGAGEE MAY BRING AN ACTION IN EJECTMENT AND CONFESS JUDGMENT THEREIN BEFORE OR AFTER THE INSTITUTION OF PROCEEDINGS TO FORECLOSE THIS MORTGAGE OR TO ENFORCE THE NOTE, OR AFTER ENTRY OF JUDGMENT THEREIN OR ON THE NOTE, OR AFTER A SHERIFF'S SALE OR JUDICIAL SALE OR OTHER FORECLOSURE SALE OF THE MORTGAGED PROPERTY, OR ANY PORTION(S) THEREOF, IN WHICH MORTGAGEE IS THE SUCCESSFUL BIDDER, IT BEING THE UNDERSTANDING OF THE PARTIES THAT THE AUTHORIZATION TO PURSUE SUCH PROCEEDINGS FOR OBTAINING POSSESSION AND CONFESSION OF JUDGMENT THEREIN IS AN ESSENTIAL PART OF THE REMEDIES FOR ENFORCEMENT OF THIS MORTGAGE AND THE NOTE, THE LOAN AGREEMENT AND OTHER LOAN DOCUMENTS, AND SHALL SURVIVE ANY EXECUTION SALE TO MORTGAGEE.

                MORTGAGOR (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF MORTGAGEE HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT SEEK TO EXERCISE OR ENFORCE THE FOREGOING PROVISIONS CONCERNING CONFESSION OF JUDGMENTS AND (II) ACKNOWLEDGES THAT THE ENTERING INTO BY MORTGAGEE OF THE LOAN SECURED BY THIS MORTGAGE HAS BEEN INDUCED BY, AMONG OTHER THINGS, THE INCLUSION HEREIN OF SAID PROVISIONS. MORTGAGOR FURTHER ACKNOWLEDGES THAT IT HAS HAD THE ASSISTANCE OF INDEPENDENT LEGAL COUNSEL, SELECTED OF MORTGAGOR'S OWN FREE WILL, IN THE REVIEW AND EXECUTION OF THIS MORTGAGE AND IN THE MAKING OF SAID PROVISIONS, THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS SAID PROVISIONS WITH SAID COUNSEL AND THAT THE MEANING AND EFFECT THEREOF HAVE BEEN FULLY EXPLAINED TO MORTGAGOR

        BY SUCH COUNSEL, AND AS EVIDENCE OF SUCH FACT AN AUTHORIZED OFFICER OF MORTGAGOR SIGNS HIS/HER INITIALS.

                                                                 ---------------
                                                                      (initials)

                5. Mortgagor represents and warrants that there exist no defenses, offsets or counterclaims with respect to its obligations under the Original Mortgage, as modified hereby, or under the Note.

                6. Except as modified hereby the Original Mortgage remains unmodified and in full force and effect.

                7. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their heirs, representatives, successors and assigns.

                8. This Agreement and the rights and obligations of the parties hereto shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of New York (without giving effect to New York's choice of law principles).

                9. This Agreement may be executed in multiple counterparts, each of which shall constitute an original and together which shall constitute but one and the same instrument.

                10. The information set forth on the cover hereof is incorporated herein.

                  [Remainder of page intentionally left blank]

                IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by each of the parties hereto as of the day and year first above written.

                                        RD ABINGTON ASSOCIATES LIMITED
                                        PARTNERSHIP, a Delaware limited
                                        partnership

                                        By: Acadia Property Holdings, LLC,
                                            its general partner

                                            By: Acadia Realty Limited
                                                Partnership, a Delaware limited
                                                partnership, its sole member

                                                By: Acadia Realty Trust,
                                                    a Maryland real estate
                                                    investment trust,
Attest:                                             its general partner


                                                    By
------------------------------                         -------------------------
Name:                                                  Robert Masters
Title:                                                 Senior Vice President


                                        FLEET NATIONAL BANK, as Administrative
Attest:                                 Agent


                                        By
------------------------------              ------------------------------------
Name:                                       Denise M. Smyth
Title:                                      Vice President


                The undersigned hereby certifies that Mortgagee's address is 1185 Avenue of the Americas, New York, New York 10036.


                                        ----------------------------------------
                                        Attorney for Mortgagee

                The undersigned joins in the execution and authorizes the delivery of this Mortgage Modification Agreement for the purpose of confirming and reaffirming its acceptance and agreement to the provisions of paragraph 3.17 of the Original Mortgage.

                                        ACADIA REALTY LIMITED PARTNERSHIP

                                        By: Acadia Realty Trust, its general
                                            partner

                                            By
                                               ---------------------------------
                                               Robert Masters
                                               Senior Vice President

STATE OF NEW YORK             )
                              :    ss.:
COUNTY OF NEW YORK            )

                On the 30th day of June in the year 2004, before me, the undersigned, a notary public in and for said state, personally appeared Robert Masters, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                        ----------------------------------------
                                        Notary Public

My Commission Expires:


------------------------------

STATE OF NEW YORK             )
                              :    ss.:
COUNTY OF NEW YORK            )

                On the 30th day of June in the year 2004, before me, the undersigned, a notary public in and for said state, personally appeared Denise
M. Smyth, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                        ----------------------------------------
                                        Notary Public

My Commission Expires:


-----------------------------

                                   SCHEDULE A

ALL THOSE CERTAIN units in the property known, named and identified as Abington Towne Center Condominium, located in Abington Township, Montgomery County, Commonwealth of Pennsylvania, which has heretofore been submitted to the provisions of the Uniform Condominium Act, 68 PA. C.S. 3101 et seq by the recorded in the Montgomery Department of Records of a Declaration dated 12/11/2000 and recorded on 1/23/2001 in Deed Book 5347 page 1656 being and designated as UNIT NOs. I and II together with a proportionate undivided interest in the Common Elements (as defined in such Declaration) of 6.35%, as to Unit Number I and 22.48% as to Unit Number II

WHICH said Condominium Units are wholly contained within the following metes and bounds descriptions:

        UNIT I - ABINGTON TOWNE CENTER CONDOMINIUM - ABINGTON TOWNSHIP, MONTGOMERY COUNTY, COMMONWEALTH OF PENNSYLVANIA

ALL THAT CERTAIN lot or piece of ground known as Unit I of "Abington Towne Center Condominium", situate in Abington Township, Montgomery County, Commonwealth of Pennsylvania bounded and described according to a plan entitled "Exhibit X Plats and Plans, Abington Towne Center Condominium", prepared by Langan Engineering and Environmental Services, Inc., dated 6 June 2000, revised 13 July, 2000, being more particularly described as follows:

COMMENCING at a point on the Westerly side of Davidson Road (50 feet wide) at the intersection of the Westerly side of Davidson Road (50 feet wide) and the Northerly side of London Road (60 feet wide), thence extending Southwesterly along the arc of a circle curving to the right having a radius of 30 feet, the arc distance of 47.12 feet to the point of BEGINNING; thence extending along the Northerly side of London Road (60 feet wide) North 88 degrees 35 feet 20 seconds West, 307.90 feet to a point; thence extending along the Westerly line of Part 1 of Unit III North 01 degrees 09 minutes 33 seconds East, 177.58 feet to a point; thence extending along the Northerly line of Part 1 of Unit II South 88 degrees 36 minutes 33 seconds East 308.72 feet to a point; thence extending along the Westerly line of Part 3 of Unit III South 01 degree 24 minutes 40 seconds West,
176.70 feet to the point and place of BEGINNING.

SAID above described parcel of land. CONTAINING within said bounds, 1.26 acres more or less, including all restrictions and easements as shown on a plan entitled "ALTA/ACSM Survey Plan", dated 15 April, 2000, prepared by TEI Consulting Engineers, Inc., and also including certain rights to areas designated as "Service Drives" as shown on the plan entitled "Exhibit X Plats and Plans, Abington Towne Center Condominium".

PARTS 1, 2 AND 3 OF UNIT II - ABINGTON TOWNE CENTER CONDOMINIUM - ABINGTON TOWNSHIP, MONTGOMERY COUNTY, COMMONWEALTH OF PENNSYLVANIA

ALL THAT CERTAIN lots or pieces of ground as Parts 1, 2 and 3 of Unit II of "Abington Towne Center Condominium", situate in Abington Township, Montgomery County, Commonwealth of Pennsylvania bounded and described according to a plan entitled "Exhibit X Plats and Plans, Abington Towne Center Condominium", prepared by Langan Engineering and Environmental Services, Inc., dated 6 June 2000, revised 13 July, 2000, being more particularly described as follows:

PART 1 OF UNIT II - COMMENCING at a point on the Westerly side of Davidson Road (50 feet wide) at the intersection of the Westerly side of Davidson Road (50 feet wide) and the Northerly side of London Road (60 feet wide), thence extending Southwesterly along the arc of a circle having a radius of 30 feet, the arc distance of 47.12 feet to a point of tangency on the Northerly side of the aforementioned London Road, (60 feet wide); thence extending along the Easterly side of Unit I North 01 degrees 24 minutes 40 seconds East, 176.70 feet to the point of BEGINNING; thence extending along the Northerly line of Unit I North 88 degrees 36 minutes 33 seconds West, 308.72 feet to a point; thence extending along the Easterly line of Part 1 of Unit III North 1 degree 28 minutes 23 seconds East, 171.80 feet to a point on the Southwesterly corner of the main building; thence extending Easterly along the Southerly perimeter wall of the main building a distance of approximately 366.50 feet to a point on the Southeasterly corner of the main building; thence extending along the Southerly side of Part 3 of Unit III South 88 degrees 42 minutes 20 seconds East, 23.41 feet to a point; thence extending along the Westerly side of Davidson Road (50 feet wide) South 1 degree 24 minutes 40 seconds West, 215.45 feet to the point of BEGINNING.

SAID above described parcel of land. CONTAINING within said bounds, 1.20 acres more or less, including all restrictions and easements as shown on a plan entitled "ALTA/ACSM Survey Plan", dated 15 April, 2000, prepared by TEI Consulting Engineers, Inc., and also including certain rights to areas designated as "Service Drives" as shown on the plan entitled "Exhibit X Plats and Plans, Abington Towne Center Condominium".

PART 2 OF UNIT II - COMMENCING at a point on the Easterly side of Old York Road (a.k.a. S.R. 0611) (80 feet wide), said point being measured the following course and distance from a point of curvature on a radius round corner at the intersection of the Northerly side of London Road (60 feet wide) and the Easterly side of Old York Road (80 feet wide), on the arc of a circle curving to the right having a radius of 30 feet, the arc distance of 47.12 feet to a point of tangency on the Easterly side of the aforementioned Old York Road, thence extending along the Easterly side of Old York Road North 1 degree 24 minutes 40 seconds East, 377.06 feet to the point of BEGINNING thence extending from said point of beginning and still along the Easterly side of Old York Road North 1 degree 24 minutes 40 seconds East, 66.94 feet to a point; thence still along the same, on the arc of a circle curving to the right having a radius of 2824.93 feet the arc distance of 13.04 feet to a point; thence extending along the Southerly line of Part 2 of

Unit III South 88 degrees 36 minutes 33 seconds East, 260.34 feet to a point on the Westerly face of the main building; thence extending in a Southerly direction along the Easterly perimeter wall of the main building in a Southerly direction approximately 109.69 feet to a point on the Westerly face of the main building; thence extending the 5 following courses and distances along the Northerly line of Part 1 of Unit III: (1) North 88 degrees 50 minutes 27 seconds West, 9.20 feet to a point; thence (2) South 72 degrees 39 minutes 56 seconds West, 31.97 feet to a point; thence (3) North 88 degrees 39 minutes 50 seconds West, 165.67 feet to a point; thence (4) North 29 degrees 28 minutes 58 seconds West, 46.85 feet to a point; thence (5) North 87 degrees 51 minutes 3 seconds West, 30.94 feet to the point and place of BEGINNING.

SAID above described parcel of land. CONTAINING within said bounds, 0.67 acres more or less, including all restrictions and easements as shown on a plan entitled "ALTA/ACSM Survey Plan", dated 15 April, 2000, prepared by TEI Consulting Engineers, Inc., and also including certain rights to areas designated as "Service Drives" as shown on the plan entitled "Exhibit X Plats and Plans, Abington Towne Center Condominium".

PART 3 OF UNIT II - COMMENCING at a point on the Westerly side of Davidson Road (50 feet wide) at the Southerly portion of the intersection with Marian Road extended, thence extending in a Northerly direction along the Westerly side of Davidson Road along the arc of a circle to the left having a radius of 125.00 feet the arc distance of 39.12 feet to the point BEGINNING; thence extending along the Northerly line of Part 3 of Unit III North 88 degrees 42 minutes 20 seconds East, 87.91 feet to a point on the Easterly face of the main building; thence extending in a Northerly direction along the Easterly perimeter wall of the main building approximately 33.03 feet to a point on the Northeasterly corner of the main building; thence extending along the Southerly line of Part 2 of Unit III South 88 degrees 30 minutes 3 seconds East, 54.61 feet to a point; thence still along the same, North 61 degrees 39 minutes 16 seconds East, 23.05 feet to a point; thence extending along the Westerly side of Davidson Road (50 feet wide) South 28 degrees 20 minutes 44 seconds East, 19.41 feet to a point of curvature; thence extending along the Westerly side of Davidson Road (50 feet wide) along the arc of a circle to the right having a radius of 125.00 feet the arc distance of 25.78 feet to the point and place of BEGINNING.

SAID above described parcel of land. CONTAINING within said bounds, 0.06 acres more or less, including all restrictions and easements as shown on a plan entitled "ALTA/ACSM Survey Plan", dated 15 April, 2000, prepared by TEI Consulting Engineers, Inc., and also including certain rights to areas designated as "Service Drives" as shown on the plan entitled "Exhibit X Plats and Plans, Abington Towne Center Condominium".

BEING PARCEL NUMBERS: 30-00-49884-01-8 (Unit 1) and 30-00-49884-02-7 (Unit 2)

                                        3